J.P. MORGAN INCOME FUNDS

JPMorgan Managed Income Fund

(Select Class)

(A series of JPMorgan Trust I)

Supplement dated March 1, 2011 to the Prospectus

dated August 3, 2010, as supplemented November 19, 2010

Effective immediately, the following paragraph is hereby added after the “More About the Fund” section after the “What is a Cash Equivalent?” box on page 6 of the JPMorgan Managed Income Fund’s Select Class Shares Prospectus:

Voluntary Expense Waiver

In addition to the waivers described in the Select Class Shares Annual Fund Operating Expenses table, the Fund’s adviser, administrator and distributor (the Service Providers) have voluntarily agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the amounts 0.35% of the average daily net assets. These waivers are voluntary and may be discontinued at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROPSECTUS FOR FUTURE REFERENCE

SUP-MIF-311